UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2019 (September 11, 2019)

ADVAXIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36138	02-0563870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East

Princeton, New Jersey, 08540

(Address of Principal Executive Offices)

(609) 452-9813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 11, 2019, Advaxis, Inc. (“Advaxis”) received written notice from the staff (the “Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that Advaxis was not in compliance with Nasdaq Listing Rule 5450(b)(1)(C) because Advaxis’ Market Value of Publicly Held Shares (“MVPHS”) has been below $5,000,000 for the last 30 consecutive business days. Nasdaq calculates MVPHS based on the last reported principal stockholders table (which Advaxis filed on July 24, 2019) by subtracting from the total shares of common stock outstanding any shares held by officers, directors or any person who beneficially owns more than 10% of the total shares outstanding.

The notification of noncompliance has no immediate effect on the listing or trading of Advaxis common stock on the Nasdaq Global Select Market under the symbol “ADXS,” and Advaxis is currently monitoring the MVPHS and evaluating its alternatives, if appropriate, to regain compliance with this rule. In accordance with Nasdaq Listing Rule 5810(c)(3)(D), Advaxis has 180 calendar days from the date of such notice, or until March 9, 2020, to regain compliance with the minimum MVPHS. To regain compliance, Advaxis’ MVPHS must be at least $5,000,000 for a minimum of 10 consecutive business days during the 180 calendar day compliance period. If Advaxis regains compliance, Nasdaq will provide Advaxis with written confirmation and will close the matter.

If Advaxis does not regain compliance with Rule 5450(b)(1)(C) by March 9, 2020, Nasdaq will provide notice to Advaxis that its common stock will be subject to delisting. In the event of such a notification, Advaxis may appeal the Staff’s determination to delist its securities to a Nasdaq Listing Qualifications Panel (the “Panel”). Advaxis expects that its stock would remain listed pending the Panel’s decision. However, there can be no assurance that, if Advaxis does appeal the delisting determination by the Staff to the Panel, that such appeal would be successful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVAXIS, INC.
(Registrant)
Date: September 13, 2019
	By:	/s/ Molly Henderson
Molly Henderson
Executive Vice President and Chief Financial Officer